EXHIBIT 8.1

LIST OF SUBSIDIARIES AS OF DECEMBER 31, 2005

Subsidiary Name (1)	Jurisdiction of Incorporation
Apex Victory Limited	British Virgin Islands

The Cable Leasing Partnership	Hong Kong

Cable Network Communications Limited	Hong Kong

Hong Kong Cable Enterprises Limited	Hong Kong

Hong Kong Cable News Express Limited	Hong Kong

Hong Kong Cable Television Limited	Hong Kong

i-CABLE China Limited	British Virgin Islands

i-CABLE Enterprises Limited	British Virgin Islands

i-CABLE Entertainment Limited	Hong Kong

i-CABLE Media Limited	Hong Kong

i-CABLE Network Limited	Hong Kong

i-CABLE News Limited	Hong Kong

i-CABLE Satellite Television Limited	Hong Kong

i-CABLE Sports Limited	Hong Kong

i-CABLE Ventures Limited	British Virgin Islands

i-CABLE WebServe Limited	Hong Kong

Maspon Company Limited	Hong Kong

The Network Leasing Partnership	Hong Kong

Rediffusion Engineering Limited	Hong Kong

Rediffusion (Hong Kong) Limited	Hong Kong

Rediffusion Satellite Services Limited	Hong Kong

Riddlewood Company Limited	Hong Kong

Sundream Motion Pictures Limited	Hong Kong

Guangzhou Kuan Xun Customer Services Company Limited	People’s Republic of China (English translation/transliteration of Chinese name)

Guangzhou Dong Liang Cai Movie & Television Technology Consultation Company Limited	People’s Republic of China (English translation/transliteration of Chinese name)

(1)	All subsidiaries do business under their legal name.

LIST OF SUBSIDIARIES AS OF DECEMBER 31, 2005

Subsidiary Name(1)	Jurisdiction of Incorporation
Apex Victory Limited	British Virgin Islands

The Cable Leasing Partnership	Hong Kong

Cable Network Communications Limited	Hong Kong

Hong Kong Cable Enterprises Limited	Hong Kong

Hong Kong Cable News Express Limited (formerly New Television and Film International Limited; changed to current name on February 8, 2005)	Hong Kong

Hong Kong Cable Television Limited	Hong Kong

i-CABLE China Limited	British Virgin Islands

i-CABLE Enterprises Limited	British Virgin Islands

i-CABLE Entertainment Limited (commenced business operation on August 12, 2005)	Hong Kong

i-CABLE Media Limited (commenced business operation on August 12, 2005)	Hong Kong

i-CABLE Network Limited	Hong Kong

i-CABLE News Limited (commenced business operation on August 12, 2005)	Hong Kong

i-CABLE Satellite Television Limited	Hong Kong

i-CABLE Sports Limited (commenced business operation on August 12, 2005)	Hong Kong

i-CABLE Ventures Limited	British Virgin Islands

i-CABLE WebServe Limited	Hong Kong

Kreuger Assets Limited (dissolved on December 16, 2005)	British Virgin Islands

Maspon Company Limited	Hong Kong

Moscan Assets Limited (dissolved on December 16, 2005)	British Virgin Islands

The Network Leasing Partnership	Hong Kong

Rediffusion Engineering Limited	Hong Kong

Rediffusion (Hong Kong) Limited	Hong Kong

Rediffusion Satellite Services Limited	Hong Kong

Riddlewood Company Limited	Hong Kong

Sundream Motion Pictures Limited (formerly i-CABLE Cineplex Limited; changed to current name on March 14, 2005)	Hong Kong

Guangzhou Kuan Xun Customer Services Company Limited	People’s Republic of China (English translation/transliteration of Chinese name)

Guangzhou Dong Liang Cai Movie & Television Technology Consultation Company Limited	People’s Republic of China (English translation/transliteration of Chinese name)

(1)	All subsidiaries do business under their legal name.